UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21650

ASA Gold and Precious Metals Limited
(Exact name of registrant as specified in charter)

400 S. El Camino Real, Suite 710, San Mateo, CA	94402
(Address of principal executive offices)	(Zip code)

JP Morgan Chase Bank, N.A.
3 MetroTech Center, 6th Floor
Brooklyn, New York 11245
(Name and address of agent for service)

Registrant’s telephone number, including area code:	650-376-3135

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2016

ASA Gold and Precious Metals Limited

Annual Report and Financial Statements
November 2016

Cover photograph by Jim Van Gundy

ASA Gold and Precious Metals Limited

Annual Report and

Financial Statements

November 30, 2016

Table of Contents

Letter to shareholders 2
Forward-looking statements 4
Performance returns 5
Certain investment policies and restrictions 6
Report of independent registered public accounting firm 6
Schedules of investments 7
Portfolio statistics 9
Principal portfolio changes 9
Statements of assets and liabilities 10
Statements of operations 11
Statements of changes in net assets 12
Notes to financial statements 13
Financial highlights 18
Certain tax information for U.S. shareholders 19
Dividend reinvestment and stock purchase plan 19
Privacy notice 20
Results of proposals presented at the annual general meeting of shareholders 21
Proxy voting 21
Form N-Q 21
Common shares repurchased 21
Board of directors and officers 22
Other information 23

Letter to Shareholders

Several of the themes that we outlined in the past few years continued to have a strong influence on the gold price in 2016. The strength of the U.S. dollar and U.S. economic environment, the U.S. Federal Reserve (the “Fed”) activities and the health of leading world economies all impacted investor demand for gold in 2016. In early 2016, we saw a rapid increase in the gold price to a high of $1,366 on the back of dovish Fed actions and concerns about global economic growth and stability. During the last few months of 2016, the gold price retreated to end the fiscal year at $1,178 in response to surprising U.S. election results, positive U.S. economic news and hawkish Fed intentions. Investor activity, both via ETFs and the physical metal, were the primary source of demand for gold during the last year and we believe that these investors and, subsequently, the price of gold, will continue to be influenced by U.S. and global economic indicators.

For the fiscal year ended November 30, 2016, ASA Gold and Precious Metals Limited (“ASA” or the “Company”) reported a total return of 51.9% based on its net asset value (“NAV”), including reinvested dividends, compared with a total return of 57.9% for the FTSE Gold Mines Total Return Index (the “FTGMI”). ASA’s broader diversification across marketcap and metals, as compared to FTGMI, negatively affected the performance of the Company. The total return for the fiscal year, based on ASA’s share price, was 51.5%. The gold price increased 10.9% during the one year period ending November 30, 2016.

At fiscal year-end, total net assets of ASA were $243.2 million, an $82.5 million improvement from the $160.7 million total net assets at fiscal year-end 2015. The average expense ratio improved to 1.26% during the 2016 fiscal year from 1.64% during fiscal year 2015 as a result of the increase in asset values and a decrease in ASA’s operating expenses.

Investment income generated by dividends declined by 27.3% during fiscal year 2016. While gold mining industry cash flow has improved due to significant cost reductions over the last few years, cash flow continued to be deployed for debt repayment and towards exploration and development. Even with a rise in prices, we believe it will be a while before a meaningful increase in dividend distributions.

The discount at which ASA’s shares traded in the market fluctuated during the fiscal year from a high of 17.1% to a low of 4.4% and ended the fiscal year at 14.3%. The Board of Directors monitors the Company’s share price and discount to NAV on an ongoing basis and has, in the past, authorized tender offers and created a Share Repurchase Program. At present, the Board does not believe that either a tender offer or share repurchases would benefit shareholders, or accomplish a meaningful narrowing of the discount.

The Industry Slowly Improves

The last twelve months have witnessed a slow, but steady improvement in the financial health of the gold mining industry. Senior gold producers continued to shed non-core assets in an effort to streamline operations and improve balance sheets. Companies generally used cash generated from asset sales and operations to pay off their near term and most expensive debt. Net debt of the top 10 senior gold mining companies decreased by 34% from the end of 2014 through Q3 2016. We believe that companies are finding their current debt loads more manageable and are beginning to look at other uses for cash, such as exploration, acquisitions and dividends.

Chart 1: Net Debt of Senior Gold Mining Companies

Source: ASA, Bloomberg

The improving financial position of the industry comes at a time when many large gold mining companies face a future of declining gold production. Gold production of the top 10 senior gold producers is expected to decline by 13% from 2015 to 2020, according to RBC Capital Markets. In addition, development capital spending declined by 90% from its peak in Q4 2012 as gold miners postponed investments in large, long lived assets due to the combination of lower returns and a higher cost of capital. The underinvestment in exploration and development and the divestiture of assets over the past four years has left gold mining companies with few opportunities for profitable, organic production growth. We anticipate that the senior and mid-tier mining companies will not only ramp up exploration and development spending in the coming years, but must also look externally to acquire producers, developers or exploration companies that can boost their production and cash flow profiles.

Portfolio Changes

Over the past two years, ASA has built positions in development companies that we believe could be the target of acquisitions for some of the senior and mid-tier companies seeking growth. We believe these high quality companies offer attractive returns in the current environment.

During the second half of 2016, ASA acquired a position in Roxgold Inc., a small single asset producer with a strong management team and an asset that has the potential to grow over time. Roxgold’s Yaramoko project in Burkina Faso is a high-grade underground operation with good margins that recently declared commercial pro-

duction. The strong economics and exploration potential at Yaramoko make Roxgold an attractive investment opportunity.

Pretium Resources Inc. was another new investment for ASA during the second half of 2016. Pretium is completing the development of its high-grade, underground Brucejack project in British Columbia. Once in full production in 2018, the project is anticipated to produce over 400 thousand ounces a year at very attractive production costs. As the project continues to be de-risked and moves towards production, we anticipate an increase in the share price to trade in line with producing peers.

Earlier stage exploration projects remain attractive opportunities for companies looking to improve their production profile 5 to 10 years out. In April 2016, one of ASA’s investments, Amara Mining plc, was purchased for a 38% premium by Perseus Mining Limited. Amara’s exploration success on the Yaoure project in Cote d’Ivoire attracted Perseus, who plans to have the asset in production by 2020.

Chart 2: Holdings by Stage of Development

As of fiscal year-end 2016

Source: ASA

In 2016, new and additional investments were made in Asanko Gold Inc., Integra Gold Corp., TMAC Resources Inc., MAG Silver Corp., Atlantic Gold Corporation and Lydian International Limited to increase the Company’s exposure to the junior and developer segments of the industry. Capital for these investments was reallocated from larger producers that were either outsized in the portfolio or facing certain headwinds. ASA believes that these investments in developers and junior producers continue to have strong return potential.

ASA also made significant adjustments to its investments in the platinum and palladium sector in 2016. Early in the year we sold our investments in Anglo American Platinum Limited and Impala Platinum Holdings Limited, and in the second half of the year we exited our investment in the ETFS Physical Palladium Shares and ETFS Physical Platinum Shares. Much of the capital from these sales was redeployed into Stillwater Mining Company. Stillwater has done an excellent job of cutting costs and we believed that its risk and return profile made it a more optimal investment for platinum and palladium exposure. Subsequent to the end of the fiscal year, Stillwater received a take-over offer from Sibanye Gold Limited at a 23% premium. The transaction is expected to close during the first half of 2017.

Chart 3: Investment Holdings by Sector

As of fiscal year-end 2016

Source: ASA

We appreciate the support of both the Board of Directors and our shareholders over the past year. Shareholders are encouraged to contact us directly with any questions that they may have either through the company website at www.asaltd.com or by calling us directly at 1-800-432-3378.

David Christensen

President, Chief Executive Officer and Chief Investment Officer

January 17, 2017

Copies of financial reports for ASA Gold and Precious Metals Limited, as well as its latest net asset value, may be requested from ASA Gold and Precious Metals Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA (650) 376-3135 or (800) 432-3378, and may be found on the Company’s website (www.asaltd.com). We would like to call to your attention the availability of the Dividend Reinvestment and Stock Purchase Plan. See page 19 of this report for information on how shareholders can participate in this plan.

*  *  *  *  *  *

The Annual General Meeting of Shareholders will be held on Thursday, March 16, 2017 at 10:00 a.m. EST at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, New York, USA. We look forward to your attendance.

Forward-Looking Statements

This shareholder letter includes forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. The Company’s actual performance or results may differ from its beliefs, expectations, estimates, goals and projections, and consequently, investors should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and generally can be identified by words such as “believe,” “anticipate,” “estimate,” “expect,” “intend,” “should,” “may,” “will,” “seek,” or similar expressions or their negative forms, or by references to strategy, plans, goals or intentions. The absence of these words or references does not mean that the statements are not forward-looking. The Company’s performance or results can fluctuate from month to month depending on a variety of factors, a number of which are beyond the Company’s control and/or are difficult to predict, including without limitation: the Company’s investment decisions, the performance of the securities in its investment portfolio, economic, political, market and financial factors, and the prices of gold, platinum and other precious minerals that may fluctuate substantially over short periods of time. The Company may or may not revise, correct or update the forward-looking statements as a result of new information, future events or otherwise.

The Company concentrates its investments in the gold and precious minerals sector. This sector may be more volatile than other industries and may be affected by movements in commodity prices triggered by international monetary and political developments. The Company is a non-diversified fund and, as such, may invest in fewer investments than that of a diversified portfolio. The Company may invest in smaller-sized companies that may be more volatile and less liquid than larger more established companies. Investments in foreign securities, especially those in the emerging markets, may involve increased risk as well as exposure to currency fluctuations. Shares of closed-end funds frequently trade at a discount to net asset value. All performance information reflects past performance and is presented on a total return basis. Past performance is no guarantee of future results. Current performance may differ from the performance shown.

This shareholder letter does not constitute an offer to sell or solicitation of an offer to buy any securities.

Performance Returns

Fiscal Year Total Returns

Best Quarter (NAV):	Q2 2009	44.18%
Worst Quarter (NAV):	Q4 2008	-36.19%

Average Annual Total Returns

For the periods ended November 30, 2016

	1 Year	3 Year	5 Year	10 Year
ASA Gold and Precious Metals – NAV	51.86%	-0.58%	-16.52%	-4.94%
ASA Gold and Precious Metals – Share Price	51.50%	-5.07%	-17.12%	-5.03%
FTSE Gold Mines Total Return Index (1)	57.92%	0.93%	-17.90%	-5.04%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.asaltd.com/investor-information/factsheets.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Company distributions or on the sale of the Company’s common shares.

The investment return and market price will fluctuate and shares of the Company’s common shares may trade at prices above or below NAV. The Company’s common shares, when sold, may be worth more or less than their original cost.

(1)	The FTSE Gold Mines Total Return Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. Please note that the Index is unmanaged, and does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and one cannot invest directly in the index. The Company does not attempt to replicate the index. The index generally does not reflect investments in other precious metals companies (e.g., silver, platinum, and diamonds) in which the Company invests. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the index and generally does not invest in all securities included in the index.

For more complete information about the Company, please call us directly at 1-800-432-3378, or visit the Company’s website at www.asaltd.com.

Certain Investment Policies and Restrictions

The following is a summary of certain of the Company’s investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

The concentration of investments in a particular industry or group of industries. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price move-

ment of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company’s investments will be measured at the time of investment. If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in that paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

The percentage of voting securities of any one issuer that the company may acquire. It is a non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
ASA Gold and Precious Metals Limited

We have audited the accompanying statements of assets and liabilities of ASA Gold and Precious Metal Limited (the “Company”) including the schedules of investments, as of November 30, 2016 and November 30, 2015, and the related statements of operations and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Company, as of November 30, 2016 and November 30, 2015, and the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 17, 2017

Schedules of Investments

November 30, 2016 and November 30, 2015

	2016			2015
			Percent			Percent
	Shares/		of Net	Shares/		of Net
Name of Company	Warrants	Value	Assets	Warrants	Value	Assets
Common Shares
Gold and Silver Investments
Gold mining, exploration, development and royalty companies
Australia
Newcrest Mining Limited, (1)	1,215,000	$17,222,625	7.1%	1,215,000	$9,732,150	6.1%
Perseus Mining Limited, (2)	7,067,700	2,945,532	1.2	—	—	—
		20,168,157	8.3		9,732,150	6.1
Canada
Agnico Eagle Mines Limited	475,000	19,498,750	8.0	539,300	14,264,485	8.9
Alacer Gold Corp., (2)	—	—	—	918,200	1,766,166	1.1
Alamos Gold Inc.	600,000	3,817,816	1.6	600,000	1,823,217	1.1
Argonaut Gold Inc., (2)	—	—	—	430,000	399,072	0.2
Asanko Gold Inc., (2)	1,425,000	4,994,977	2.1	850,000	1,278,722	0.8
Atlantic Gold Corporation – 144A, (2)(3)	3,000,000	1,987,051	0.8	—	—	—
B2Gold Corp., (2)	1,594,338	3,856,217	1.6	1,594,338	1,742,185	1.1
Barrick Gold Corporation	1,275,000	19,150,500	7.9	1,375,000	10,092,500	6.3
Belo Sun Mining Corp., (2)	2,600,000	1,238,372	0.5	2,600,000	437,841	0.3
Centerra Gold Inc.	—	—	—	200,000	1,086,745	0.7
Detour Gold Corporation, (2)	450,000	5,733,423	2.4	300,000	3,123,269	1.9
Eldorado Gold Corporation, (4)	650,000	1,781,000	0.7	650,000	1,989,000	1.2
Franco-Nevada Corporation	160,000	9,291,360	3.8	185,000	8,887,920	5.5
Goldcorp Inc.	932,400	12,298,356	5.1	932,400	11,011,644	6.9
Guyana Goldfields Inc., (2)	857,300	3,509,079	1.4	579,100	1,278,606	0.8
Integra Gold Corp., (2)	4,250,000	1,992,632	0.8	—	—	—
Kinross Gold Corporation, (2)	800,000	2,632,000	1.1	1,000,000	1,920,000	1.2
New Gold Inc., (2)	500,000	1,790,000	0.7	600,000	1,326,000	0.8
OceanaGold Corporation	1,054,013	2,925,853	1.2	1,054,013	2,035,292	1.3
Pretium Resources Inc., (2)	300,000	2,622,000	1.1	—	—	—
Primero Mining Corp., (2)	—	—	—	200,000	454,000	0.3
Roxgold Inc., (2)	2,523,400	2,478,893	1.0	—	—	—
Semafo Inc., (2)	900,000	2,739,451	1.1	700,000	1,650,326	1.0
Tahoe Resources Inc., (5)	708,200	6,804,243	2.8	—	—	—
TMAC Resources Inc., (2)	26,500	307,658	0.1	—	—	—
TMAC Resources Inc. – 144A, (2)(3)	185,000	2,147,801	0.9	185,000	844,622	0.5
Torex Gold Resources Inc., (2)	280,000	4,192,603	1.7	2,800,000	2,472,869	1.5
Torex Gold Resources Inc. – 144A, (2)(3)	125,000	1,871,698	0.8	1,250,000	1,103,959	0.7
		119,661,731	49.2		70,988,440	44.2
Channel Islands
Lydian International Limited, (2)	1,780,000	390,787	0.2	—	—	—
Lydian International Limited – 144A, (2)(3)	6,879,300	1,510,303	0.6	—	—	—
Randgold Resources Limited – ADRs	282,100	20,277,348	8.3	297,100	18,004,260	11.2
		22,178,437	9.1		18,004,260	11.2
Peru
Compañia de Minas Buenaventura S.A.A. – ADRs, (1)	699,000	7,807,830	3.2	799,000	3,787,260	2.4
South Africa
AngloGold Ashanti Limited, (2)	898,420	9,828,715	4.0	823,420	5,269,888	3.3
Gold Fields Limited	1,029,577	3,160,801	1.3	1,029,577	2,604,830	1.6
Sibanye Gold Limited	1,029,577	2,138,946	0.9	1,029,577	1,356,468	0.8
		15,128,462	6.2		9,231,186	5.7
United Kingdom
Amara Mining plc, (2)	—	—	—	5,000,000	534,488	0.3
Amara Mining plc – 144A, (2)(3)	—	—	—	4,135,000	442,022	0.3
		—	—		976,510	0.6
United States
Newmont Mining Corporation	695,368	22,557,738	9.3	695,368	12,801,725	8.0
Royal Gold, Inc.	190,000	13,231,600	5.4	210,000	7,549,500	4.7
		35,789,338	14.7		20,351,225	12.7
Total gold mining, exploration, development and royalty companies (Cost $204,987,454 – 2016, $208,926,336 – 2015)		220,733,956	90.8		133,071,030	82.8
Silver mining, exploration and development companies
Canada
MAG Silver Corp., (2)	275,000	3,409,615	1.4	—	—	—
Tahoe Resources Inc., (5)	—	—	—	708,200	6,228,089	3.9
Total silver mining, exploration and development companies (Cost $2,007,500 – 2016, $4,751,868 —2015)		3,409,615	1.4		6,228,089	3.9
Total gold and silver investments (Cost $206,994,954 – 2016, $213,678,204 – 2015)		$224,143,571	92.2%		$139,299,119	86.7%
The notes to financial statements form an integral part of these statements.

Schedules of Investments (continued)

November 30, 2016 and November 30, 2015

	2016			2015
			Percent			Percent
	Shares/		of Net	Shares/		of Net
Name of Company	Warrants	Value	Assets	Warrants	Value	Assets
Platinum and Palladium Investments
Platinum and palladium mining companies
South Africa
Anglo American Platinum Limited, (2)	—	$—	—%	135,100	$1,870,116	1.2%
Impala Platinum Holdings Limited, (2)	—	—	—	572,400	1,252,693	0.8
		—	—		3,122,809	1.9
United States
Stillwater Mining Company, (2)	375,000	5,636,250	2.3	150,000	1,404,000	0.9
Exchange traded funds
ETFS Palladium Trust, (2)	—	—	—	70,000	3,671,500	2.3
ETFS Platinum Trust, (2)	—	—	—	22,500	1,802,700	1.1
		—	—		5,474,200	3.4
Total platinum and palladium investments (Cost $4,672,638 – 2016, $10,287,755 – 2015)		5,636,250	2.3		10,001,009	6.2
Diamond Mining, Exploration and Development Companies
Bermuda
Petra Diamonds Limited (4)	1,000,000	2,061,154	0.8	1,000,000	965,842	0.6
Canada
Dominion Diamond Corporation	—	—	—	50,000	412,500	0.3
Stornoway Diamond Corporation – 144A, (2)(3)	9,698,550	7,289,972	3.0	7,857,200	4,880,979	3.0
Stornoway Diamond Corporation, (2)	1,389,500	1,044,426	0.4	1,639,500	1,018,475	0.6
		8,334,398	3.4		6,311,954	3.9
Total diamond mining, exploration and development companies (Cost $10,222,660 – 2016, $9,549,559 – 2015)		10,395,552	4.3		7,277,797	4.5
Diversified Mineral Resources Companies
United States
Freeport-McMoRan Inc., (4)	—	—	—	315,000	2,576,700	1.6
Total diversified mineral resources companies (Cost $0 – 2016, $10,318,843 – 2015)		—	—		2,576,700	1.6
Total common shares (Cost $221,890,252 – 2016, $243,834,361 – 2015)		240,175,373	98.7		159,154,625	99.0
Warrants
Diamond Mining, Exploration and Development Companies
Canada
Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016 – 144A, (2)(3)	—	—	—	3,928,600	132,316	0.1
Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016, (2)	—	—	—	819,750	27,609	0.0
Total diamond mining, exploration and development companies (Cost $0 – 2016, $511,408 – 2015)		—	—		159,925	0.1
Gold and Silver Investments
Gold mining, exploration, development and royalty companies
Channel Islands
Lydian International Limited, C$0.36 Warrants, 11/27/2017,(2)	585,000	30,476	0.0	—	—	—
Lydian International Limited, C$0.36 Warrants, 11/27/2017 – 144A, (2)(3)	5,159,475	268,783	0.1	—	—	—
		299,258	0.1		—	—
Total gold mining, exploration, development and royalty companies (Cost $260,780 – 2016, $0 – 2015)		299,258	0.1		—	—
Total warrants (Cost $260,780 – 2016, $511,408 – 2015)		299,258	0.1		159,925	0.1
Total investments (Cost $222,151,032 – 2016, $244,345,769 – 2015), (6)		240,474,631	98.9		159,314,550	99.1
Cash, receivables, and other assets less liabilities		2,754,655	1.1		1,429,218	0.9
Net assets		$243,229,286	100.0%		$160,743,768	100.0%
(1)	Non-income producing security in 2015 only.
(2)	Non-income producing security.
(3)	Restricted security.
(4)	Non-income producing security in 2016 only.
(5)	Due to recent acquisitions made by Tahoe Resources Inc., the security is reclassified to Gold mining, exploration, development and royalty companies industry in 2016 from Silver mining, exploration, development companies industry in 2015.
(6)	Cost of investments shown approximates adjusted basis for U.S. federal income tax purposes, determined in accordance with U.S. federal income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at November 30, 2016 were $66,711,586 and $48,387,987, respectively, resulting in net unrealized appreciation on investments of $18,323,599. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at November 30, 2015 were $28,951,517 and $113,982,735, respectively, resulting in net unrealized depreciation on investments of ($85,031,218).

ADR – American Depository Receipt.

May not total due to independent rounding.

The notes to financial statements form an integral part of these statements.

Portfolio Statistics (unaudited)

November 30, 2016 and November 30, 2015

Geographic Breakdown*	2016	2015
Australia	8.3%	6.1%
Bermuda	0.8%	0.6%
Canada	54.0%	52.1%
Channel Islands	9.2%	11.2%
Peru	3.2%	2.4%
South Africa	6.2%	7.7%
United Kingdom	0.0%	0.6%
United States	17.0%	18.5%
Cash	1.1%	0.9%
	100.0%	100.0%

*	Geographic breakdown, which is based on company domiciles, is expressed as a percentage of total net assets including cash.

May not total due to independent rounding.

Principal Portfolio Changes in Shares for the Years Ended (unaudited)

November 30, 2016 and November 30, 2015

	2016		2015
Investments	Increase	Decrease	Increase	Decrease
Agnico Eagle Mines Limited		64,300	60,000
Alacer Gold Corp.		918,200
Alamos Gold Inc.			350,000
Amara Mining plc, (1)		5,000,000
Amara Mining plc – 144A, (1)(2)		4,135,000	4,135,000
Anglo American plc				200,000
Anglo American Platinum Limited		135,100		85,000
AngloGold Ashanti Limited	75,000		230,226
Argonaut Gold Inc.		430,000
Asanko Gold Inc.	575,000		850,000
Atlantic Gold Corporation – 144A, (2)	3,000,000
AuRico Metals Inc., (3)			197,865	197,865
Barrick Gold Corporation		100,000		25,000
Centerra Gold Inc.		200,000		425,000
Compañia de Minas Buenaventura S.A.A		100,000
Detour Gold Corporation	150,000		50,000
Dominion Diamond Corporation		50,000	50,000
ETFS Palladium Trust		70,000
ETFS Platinum Trust		22,500
Franco-Nevada Corporation		25,000		40,000
Freeport-McMoRan Inc.		315,000		50,000
Goldcorp Inc.				35,000
Guyana Goldfields Inc.	278,200		579,100
Harmony Gold Mining Company Limited				400,000
Impala Platinum Holdings Limited		572,400		200,000
Integra Gold Corp.	4,250,000
Kinross Gold Corporation		200,000
Lydian International Limited, (4)	1,780,000
Lydian International Limited – 144A, (2)(5)	6,879,300
Lydian International Limited, C$0.36 Warrants, 11/27/2017, (4)	585,000
Lydian International Limited, C$0.36 Warrants, 11/27/2017 – 144A, (2)(5)	5,159,475
MAG Silver Corp.	275,000
New Gold Inc.		100,000
Newcrest Mining Limited				100,000
Newmont Mining Corporation			75,000
OceanaGold Corporation, (6)			1,054,013
Perseus Mining Limited (1)	9,317,700	2,250,000
Perseus Mining Limited, A$0.44 Warrants, 04/18/2019, (1)(2)	3,105,900	3,105,900
Pretium Resources Inc.	300,000
Primero Mining Corp.		200,000
Randgold Resources Limited – ADRs		15,000		72,500
Romarco Minerals Inc., (6)			1,373,500	1,373,500
Romarco Minerals Inc. – 144A, (2)(6)			3,000,000	3,000,000
Royal Gold, Inc.		20,000	45,000	45,000
Roxgold Inc.	2,523,400
Semafo Inc.	200,000		700,000
Stillwater Mining Company	225,000		150,000
Stornoway Diamond Corporation – 144A, (2)	4,591,350	2,750,000
Stornoway Diamond Corporation		250,000
Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016		819,750
Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016 – 144A, (2)		3,928,600
TMAC Resources Inc. – 144A, (2)			185,000
TMAC Resources Inc.	26,500
(1)	Perseus Mining Limited acquired Amara Mining plc on April 22, 2016 for 0.68 Perseus Mining Limited shares plus 0.34 Perseus Mining Limited, A$0.44 Warrants, 4/18/2019 per 1 Amara Mining plc share.
(2)	Restriced security.
(3)	Position received as a result of a merger between Alamos Gold Inc. and AuRico Gold Inc.
(4)	On April 5, 2016 and May 17, 2016 ASA purchased 300,000 and 480,000 Lydian International Limited Subscription Receipts respectively. Each subscription receipt consisted of 1 share of Lydian International Limited and 0.75 Lydian International Limited, C$0.36 Warrants, 11/27/2017. The subscription receipts were split into their individual pieces on May 26, 2016.
(5)	On March 10, 2016 ASA purchased 6,879,300 Lydian International Limited Subscription Receipts – 144A. Each subscription receipt consisted of 1 share of Lydian International Limited – 144A and 0.75 Lydian International Limited, C$0.36 Warrants, 11/27/2017 – 144A. The subscription receipts were split into their individual pieces on May 26, 2016.
(6)	OceanaGold Corporation acquired Romarco Minerals Inc. on October 6, 2015 for 0.241 OceanaGold share per 1 Romarco share.

Statements of Assets and Liabilities

November 30, 2016 and 2015

	2016	2015
Assets
Investments, at value
Cost $221,151,032 in 2016
$244,345,769 in 2015	$240,474,631	$159,314,550
Cash	4,278,766	2,750,612
Foreign currency, at value
Cost $148 in 2016
$0 in 2015	144	—
Dividends receivable, net of withholding taxes payable	74,860	87,461
Other assets	191,553	197,032
Total assets	$245,019,954	$162,349,655

Liabilities
Accrued affiliate expenses	$797,574	$772,047
Accounts payable and accrued liabilities	162,199	198,411
Due to broker	250,027	—
Liability for retirement benefits due to current and future retired directors	580,868	635,429
Total liabilities	$1,790,668	$1,605,887
Net assets	$243,229,286	$160,743,768
Common shares $1 par value
Authorized: 40,000,000 shares
Issued and Outstanding: 19,289,905 shares	$19,289,905	$19,289,905
Share premium (capital surplus)	1,372,500	1,372,500
Undistributed net investment income (loss)	9,792,914	12,566,762
Undistributed net realized gain (loss) from investments	313,722,363	329,028,365
Undistributed net realized gain (loss) from foreign currency transactions	(119,271,990)	(116,482,514)
Net unrealized appreciation (depreciation) on investments	18,323,599	(85,031,219)
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	(5)	(31)
Net assets	$243,229,286	$160,743,768
Net asset value per share	$12.61	$8.33

The closing price of the Company’s shares on the New York Stock Exchange was $10.81 and $7.16 on November 30, 2016 and November 30, 2015, respectively.

The notes to financial statements form an integral part of these statements.

Statements of Operations

For the years ended November 30, 2016 and 2015

	2016	2015
Investment income
Dividend income (net of withholding taxes of $297,372 and $475,153 respectively, and ADR fees of $5,742 and $6,792, respectively)	$1,203,807	$1,655,641
Interest income	—	2,872
Total investment income	1,203,807	1,658,513
Expenses
Shareholder reports and proxy expenses	95,898	97,229
Directors’ fees and expenses	241,803	238,417
Retired directors’ fees	90,000	90,000
Investment research	1,103,113	1,079,960
Administration and operations	1,062,874	1,151,111
Fund accounting	163,076	163,076
Transfer agent, registrar and custodian	97,804	97,570
Legal fees	156,944	151,811
Audit fees	55,000	55,000
Professional fees – other	1,000	1,000
Insurance	165,581	168,201
Dues and listing fees	25,000	25,000
Depreciation expense	2,527	2,527
Total expenses	3,260,620	3,320,902
Change in retirement benefits due to directors	(54,561)	50,623
Net expenses	3,206,059	3,371,525
Net investment income (loss)	(2,002,252)	(1,713,012)
Net realized and unrealized gain (loss) from investments and foreign currency transactions
Net realized gain (loss) from investments
Proceeds from sales	30,132,790	20,786,203
Cost of securities sold	45,438,792	18,287,021
Net realized gain (loss) from investments	(15,306,002)	2,499,182
Net realized gain (loss) from foreign currency transactions
Investments	(2,788,206)	(4,021,823)
Foreign currency	(1,270)	(51)
Net realized gain (loss) from foreign currency transactions	(2,789,476)	(4,021,874)
Net increase (decrease) in unrealized appreciation (depreciation) on investments
Balance, beginning of period	(85,031,219)	(27,982,287)
Balance, end of period	18,323,599	(85,031,219)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	103,354,818	(57,048,932)
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	26	(31)
Net realized and unrealized gain (loss) from investments and foreign currency transactions	85,259,366	(58,571,655)
Net increase (decrease) in net assets resulting from operations	$83,257,114	$(60,284,667)

The notes to financial statements form an integral part of these statements.

Statements of Changes in Net Assets

For the years ended November 30, 2016 and 2015

	2016	2015
Net investment income (loss)	$(2,002,252)	$(1,713,012)
Net realized gain (loss) from investments	(15,306,002)	2,499,182
Net realized gain (loss) from foreign currency transactions	(2,789,476)	(4,021,874)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	103,354,818	(57,048,932)
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	26	(31)
Net increase (decrease) in net assets resulting from operations	83,257,114	(60,284,667)
Dividends paid/payable
From net investment income	(771,596)	(771,596)
Net increase (decrease) in net assets	82,485,518	(61,056,263)
Net assets, beginning of year	160,743,768	221,800,031
Net assets, end of year (including undistributed net investment income of $9,792,914 as of November 30, 2016 and $12,566,762 as of November 30, 2015)	$243,229,286	$160,743,768

The notes to financial statements form an integral part of these statements.

Notes to Financial Statements

Years ended November 30, 2016 and 2015

1. Organization

ASA Gold and Precious Metals Limited (the “Company”) is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as an exempted limited liability company under the laws of Bermuda.

2. Investment objective and strategy

The Company is a non-diversified, closed-end, internally managed fund that seeks long-term capital appreciation primarily through investing in companies engaged in the exploration for, development of projects or mining of precious metals and minerals.

It is a fundamental policy of the Company that at least 80% of its total assets must be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion.

The Company employs bottom-up fundamental analysis and relies on detailed primary research including meetings with company executives, site visits to key operating assets, and proprietary financial analysis in making its investment decisions

3. Summary of significant accounting policies

The following is a summary of the significant accounting policies:

A. Security valuation

The net asset value of the Company generally is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) or the Toronto Stock Exchange (the “TSX”), whichever is later, on the date for which the valuation is being made (the “Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available. Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures approved by, the Company’s Board of Directors. If a security is valued at a “fair value,” that value may be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded in U.S. markets, the securities normally are fair valued based on the last reported sales price of the ADRs.

The difference between cost and market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

B. Restricted securities

At November 30, 2016 and November 30, 2015, the Company held investments in restricted securities of 6.20% and 4.61% of net assets, respectively, valued in accordance with procedures approved by the Company’s Board of Directors as follows:

Notes to Financial Statements (continued)

Years ended November 30, 2016 and 2015

Restricted Securities November 30, 2016
Shares/ Warrants	Cost	Issuer	Value Per Unit	Value	Acquisition Date
1,841,350	$1,490,038	Stornoway Diamond Corporation – 144A	$0.75	$1,384,062	06/21/2016
6,879,300	1,269,275	Lydian International Limited – 144A	0.22	1,510,303	05/26/2016
5,159,475	234,540	Lydian International Limited, C$0.36 Warrants, 11/27/2017 – 144A	0.05	268,783	05/26/2016
3,000,000	1,402,306	Atlantic Gold Corporation – 144A	0.66	1,987,051	05/09/2016
185,000	898,101	TMAC Resources, Inc. – 144A	11.61	2,147,801	06/26/2015
7,857,200	4,641,822	Stornoway Diamond Corporation – 144A	0.75	5,905,910	07/08/2014
125,000	1,351,000	Torex Gold Resources, Inc. – 144A	14.97	1,871,698	01/22/2014

Restricted Securities November 30, 2015
Shares/ Warrants	Cost	Issuer	Value Per Unit	Value	Acquisition Date
185,000	$898,101	TMAC Resources, Inc. – 144A	$4.57	$844,622	06/26/2015
4,135,000	1,008,461	Amara Mining plc – 144A	0.11	442,022	02/10/2015
7,857,200	4,641,822	Stornoway Diamond Corporation – 144A	0.62	4,880,979	07/08/2014
3,928,600	415,686	Stornoway Diamond Corporation, C$0.90 Warrants, 7/08/2016 – 144A	0.03	132,316	07/08/2014
1,250,000	1,351,000	Torex Gold Resources, Inc. – 144A	0.88	1,103,959	01/22/2014

C. Fair value measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 –	unadjusted quoted prices in active markets for identical investments
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2016 and November 30, 2015 in valuing the Company’s investments at fair value:

Notes to Financial Statements (continued)

Years ended November 30, 2016 and 2015

Investment in Securities Measurements at November 30, 2016
Description (1)	Level 1	Level 2	Level 3	Total

Common Shares
Gold and Silver Investments
Gold mining, exploration, development and royalty companies	$180,866,017	$39,867,939	$—	$220,733,956
Silver mining, exploration and development companies	3,409,615	—	—	3,409,615
Platinum and Palladium Investments
Platinum and palladium mining companies	5,636,250	—	—	5,636,250
Diamond Mining, Exploration and Development Companies	3,105,579	7,289,972	—	10,395,552
Total Common Shares	193,017,461	47,157,911	—	240,175,373

Warrants
Gold mining, exploration, development and royalty companies	30,476	268,783	—	299,258
Total Investments	$193,047,937	$47,426,694	$—	$240,474,631

Transfers into and out of levels are recognized at the end of the period. During the year ended November 30, 2016, there were no transfers into and out of Levels 1, 2, and 3.

(1) See schedules of investments for country classifications.

May not total due to independent rounding.

Investment in Securities

Measurements at November 30, 2015

Description (1)	Level 1	Level 2	Level 3	Total

Common Shares
Gold and Silver Investments
Gold mining, exploration, development and royalty companies	$111,717,091	$21,353,939	$—	$133,071,030
Silver mining, exploration and development companies	6,228,089	—	—	6,228,089
Platinum and Palladium Investments
Platinum and palladium mining companies	4,526,809	—	—	4,526,809
Exchange traded funds	5,474,200	—	—	5,474,200
Diamond Mining, Exploration and Development Companies	2,396,818	4,880,979	—	7,277,797
Diversified Mineral Resources Companies	2,576,700	—	—	2,576,700
Total Common Shares	132,919,707	26,234,918	—	159,154,625

Warrants
Diamond Mining, Exploration and Development Companies	27,609	132,316	—	159,925
Total Investments	$132,947,316	$26,367,234	$—	$159,314,550

Transfers into and out of levels are recognized at the end of the period. During the year ended November 30, 2015, there were no transfers into and out of Levels 1, 2, and 3.

(1) See schedules of investments for country classifications.

May not total due to independent rounding.

D. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported one hour after the Valuation Time. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Company separately reports the effect of changes in foreign exchange rates from changes in market prices of securities held. The resulting net foreign currency gain or loss is

Notes to Financial Statements (continued)

Years ended November 30, 2016 and 2015

included on the Statements of Operations. Realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, fluctuation in exchange rates between the initial purchase date and subsequent sale date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid.

E. Securities Transactions and Investment Income

During the year ended November 30, 2016, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $30,132,790 and $26,032,261, respectively. During the year ended November 30, 2015, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $20,786,203 and $20,545,628, respectively.

Dividend income is recorded on the ex-dividend date, net of withholding taxes or ADR fees, if any. Interest income is recognized on the accrual basis.

F. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income and/or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes, primarily because of the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

G. Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. It is management’s opinion that all adjustments necessary for a fair statement of the results of the interim periods presented have been made. All adjustments are of a normal recurring nature.

H. Basis of Presentation

The financial statements are presented in U.S. dollars.

I. Income Taxes

In accordance with U.S. GAAP requirements regarding accounting for uncertainties on income taxes, management has analyzed the Company’s tax positions taken on federal and state income tax returns, as applicable, for all open tax years (2013 – 2016). As of November 30, 2016 and November 30, 2015, the Company has not recorded any unrecognized tax benefits. The Company’s policy, if it had unrecognized benefits, is to recognize accrued interest and penalties in operating expenses.

4. Tax status of the Company

The Company is a “passive foreign investment company” (“PFIC”) for the U.S. federal income tax purposes and is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business activity in the United States is trading in stocks or securities for its own account; under the U.S. federal tax law that activity does not constitute engaging in the conduct of a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to U.S. federal withholding tax.

5. Exemptive order

The Company is a closed-end investment company and operates pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”) pursuant to Section 7(d) of the 1940 Act (the “Order”). The Order was originally conditioned upon, among other things, the Company complying with certain requirements relating to the custody of assets and settlement of securities transactions outside of the United States different than those required of other registered investment companies. These conditions made it more difficult for the Company to implement a flexible investment strategy and to fully achieve its desired portfolio diversification than if it were not subject to such requirements. On June 18, 2013, the SEC issued an order that amended certain conditions contained in the Company’s then-existing exemptive order, most notably, the Company’s ability to hold assets and settle trades in Canada, Australia, the United Kingdom, the United States, South Africa and Hong Kong (text of relief granted is available at: http://www.sec.gov/Archives/edgar/data/1230869/999999999713009907/filename1.pdf).

Notes to Financial Statements (continued)

Years ended November 30, 2016 and 2015

6. Retirement plans

The Company has recorded a liability for retirement benefits due to retired directors and one current director upon retirement. The liability for these benefits at November 30, 2016 and November 30, 2015 was $580,868 and $635,429, respectively. A director whose first election to the Board of Directors was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company (and any of its predecessors) for at least twelve years prior to retirement. Directors first elected on or after January 1, 2008 are not eligible to participate in the plan.

7. Concentration risk

The Company invests at least 80% of its total assets in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals. The Company also invests a substantial portion of its assets in companies that are domiciled and/or have operations outside of the United States, including emerging market countries, such as South Africa. The Company is, therefore, subject to gold and precious metals-related risk as well as risk related to investing in foreign securities, including political, economic, regulatory, liquidity, currency fluctuation, and foreign exchange risks. The Company currently is invested in a limited number of securities and thus holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

8. Indemnifications

In the ordinary course of business, the Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown.

9. Compensation matters

For the years ended November 30, 2016 and November 30, 2015, the aggregate remuneration paid to the Company’s officers was $1,471,405 and $1,530,343, respectively. In addition, $686,500 and $671,000, respectively was accrued for bonuses to the Company’s officers and employees. The accrued bonuses are reflected in the “Accrued affiliated expenses” on the Statements of Assets and Liabilities. The aggregate remuneration paid to the Company’s directors was $213,000 and $213,000, respectively.

10. Operating lease commitment

In November 2012, the Company entered into a five-year operating lease agreement in San Mateo, CA for approximately 2,500 square feet to be used as office space for its employees. The lease provides for future minimum rental payments in the aggregate amount of $161,427 as of November 30, 2016. The lease contains escalation clauses relating to the tenant’s share of insurance, operating expenses and tax expenses of the lessor.

Future minimum rental commitments under the lease are as follows:

12/01/16 – 11/30/17	$128,953
12/01/17 – 02/28/18	32,474
Total	$161,427

11. Share repurchase

The Company may from time to time purchase its common shares at a discount to NAV on the open market in such amounts and at such prices as the Company may deem advisable.

The Company had 19,289,905 shares outstanding as of November 30, 2016 and November 30, 2015. There were no repurchases during the years ended November 30, 2016 and 2015.

12. Subsequent events

In accordance with U.S. GAAP provisions, management has evaluated the possibility of subsequent events existing in the Company’s financial statements through the date the financial statements were issued. The Company believes that there are no material events that would require disclosure.

Financial Highlights

	Year ended November 30
	2016	2015	2014	2013	2012
Per share operating performance (1)
Net asset value, beginning of year	$8.33	$11.50	$12.98	$24.18	$32.46
Net investment income (loss)	(0.10)	(0.09)	(0.08)	0.02	0.09
Net realized gain (loss) from investments	(0.79)	0.13	(0.48)	(0.38)	2.06
Net realized gain (loss) from foreign currency transactions	(0.14)	(0.21)	(0.05)	(0.02)	(0.15)
Net increase (decrease) in unrealized appreciation on investments	5.35	(2.96)	(0.83)	(10.64)	(9.90)
Net unrealized (loss) on translation of assets and liabilities in foreign currency	—	(0.00)	—	0.00	(0.00)
Net increase (decrease) in net assets resulting from operations	4.32	(3.13)	(1.44)	(11.02)	(7.90)
Dividends
From net investment income	(0.04)	(0.04)	(0.04)	(0.18)	(0.09)
From net realized gain on investments	—	—	—	—	(0.29)
Net asset value, end of year	$12.61	$8.33	$11.50	$12.98	$24.18
Market value per share, end of year	$10.81	$7.16	$10.74	$12.78	$22.00

Total investment return
Based on market price (2)	51.50%	(33.02%)	(15.69%)	(41.07%)	(22.43%)
Based on net asset value (3)	51.86%	(27.20%)	(11.11%)	(45.56%)	(24.20%)

Ratio to average net assets
Expenses (4)	1.26%	1.64%	1.37%	1.21%	0.78%
Net investment income (loss)	-0.79%	(0.83%)	(0.54%)	0.11%	0.33%

Supplemental data
Net assets, end of year (000 omitted)	$243,229	$160,744	$221,800	$250,347	$466,493
Portfolio turnover rate	10%	10%	7%	7%	11%
Shares outstanding (000 omitted)	19,290	19,290	19,290	19,290	19,290

(1) Per share amounts from operations have been calculated using the average shares method.

(2) Total investment return is calculated assuming a purchase of shares at the current market price at close the day before and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(3) Total investment return is calculated assuming a purchase of shares at the current net asset value at close the day before and a sale at the current net asset value on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(4) “Adviser operating expenses” impacted the expense ratio by 0.02% and 0.04% during fiscal years 2013 and 2012, respectively. The Company’s former subsidiary, ASA Gold and Precious Metals Advisors LLC, was discontinued on September 23, 2013.

Certain Tax Information for U.S. Shareholders

The Company is a “passive foreign investment company” (“PFIC”) for U.S. federal income tax purposes. In view of this, U.S. investors holding common shares in taxable accounts are strongly urged to review the important tax information regarding the consequences of an investment in the common shares of the Company, which may be found at www.asaltd.com under “Investor

Information | Taxpayer Information - PFIC”. Due to the complexity and potentially adverse effect of the applicable tax rules, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations, and any additional informational filing requirements.

Dividend Reinvestment and Stock Purchase Plan

Computershare Trust Company, N.A. (“Computershare”) has been authorized by the Company to offer and administer the Computershare Investment Plan, a dividend reinvestment and stock purchase plan (“CIP”) to shareholders as well as new investors or non-shareholders. Shareholders and new investors may elect to participate in the CIP by signing an enrollment form or by going to www.computershare.com/investor and following the instructions. New investors or non-shareholders must include a minimum initial investment of at least $500. Computershare as agent will apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the CIP) and (ii) any optional cash purchases ($50 minimum, subject to an annual maximum of $250,000) received from such participant.

For the purpose of making purchases, Computershare will commingle each participant’s funds with those of all other participants in the CIP. The price per share of shares purchased for each participant’s account shall be the weighted average price of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash purchases being invested. Any stock dividends or split shares distributed on shares held in the CIP will be credited to the participant’s account.

A one-time $10 enrollment fee to establish a new account for a new investor or non-shareholder will be deducted from the purchase amount. For each participant, each dividend reinvestment will entail a transaction fee of 5% of the amount reinvested, up to a maximum of $3.00 plus $0.03 per share purchased. Each optional cash purchase by check or one-time online bank debit will entail a transaction fee of $5 plus $0.03 per share purchased. If a participant has funds automatically deducted monthly from his or her savings or checking account, for each debit the transaction fee is $2.50 plus $0.03 per share purchased. Fees will be deducted from the purchase amount. Each batch order sale will entail a transaction fee of $15 plus $0.12 per share sold. Each market order sale will entail a transaction fee of $25 plus $0.12 per share sold. Fees are deducted from the proceeds derived from the sale. All per share fees include any brokerage commissions Computershare is required to pay. Additional fees are charged by Computershare for specific shareholder requests such as copies of account statements for prior years ($10 per year requested) and a returned check and ACH reject fee of $25.

Participation in the CIP may be terminated by a participant at any time by written, telephone or Internet instructions to Computershare. Upon termination, a participant will receive a certificate for the whole number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares. Dividends reinvested by a shareholder under the CIP will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain Tax Information for U.S. Shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

To participate in the CIP, shareholders may not hold their shares in a “street name” brokerage account.

Additional information regarding the CIP may be obtained from Computershare, P.O. Box 30170, College Station, TX 77842-3170. Information may also be obtained on the Internet at www.computershare.com/investor or by calling Computershare’s Telephone Response Center at (800) 317-4445 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy Notice

The Company is committed to protecting the financial privacy of its shareholders.

We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests of legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company employees, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards to protect the confidentiality of nonpublic personal information.

Results of proposal presented at the annual general meeting of shareholders

The following votes were cast at the Annual General Meeting of Shareholders held on March 15, 2016:

Election of Directors
	For	Against	Abstain
David Christensen	7,675,345	500,623	64,487
Gary Glynn	7,692,821	487,221	60,413
Bruce Hansen	7,692,659	484,879	62,917
Mary Joan Hoene	7,678,321	503,161	58,973
Robert Pilkington	7,701,256	476,877	62,322

Appointment of Independent Registered Public Accounting Firm

	For	Against	Abstain
Tait, Weller & Baker LLP	14,487,889	299,929	196,960

Form N-PX/Proxy Voting

The company files a list of its proxy votes with the SEC for the period of July 1 - June 30 of each year on Form N-PX. The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve month period are available on the Company’s website at www.asaltd.com and on the SEC’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling (800) 432-3378.

Form N-Q/Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Company’s Forms N-Q also may be reviewed and copied at the Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings on Form N-Q also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Common Shares Repurchased

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Company is authorized to purchase its common shares in the open market if the discount to net asset value exceeds a certain threshold as determined by the Board of Directors from time to time. The Company may purchase its common shares in such amounts and at such prices as the Company may deem advisable. There can be no assurance that such action will reduce the discount. There were no repurchases during the year ended November 30, 2016 or November 30, 2015. The Company had 19,289,905 shares outstanding on November 30, 2016.

Board of Directors and Officers
of ASA Gold and Precious
Metals Limited

Directors are elected at each annual general meeting of shareholders to serve until the next annual general meeting. The address of each director and officer is c/o ASA Gold and Precious Metals Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA 94402.

Interested Director*

David Christensen (54)

Position held with the Company: Director since 2008; President, Chief Executive Officer and Chief Investment Officer since February 2009; Vice President Investments from May 2007 to February 2009.

Other Directorships held by Director: Director of Hecla Mining Company from 2002 to 2011; Director of Denver Gold Group from 2010 to 2015.

Independent Directors
Robert Pilkington (71)

Position held with the Company: Chairman (non-executive) since 2016. Deputy Chairman (non-executive) from 2014 to 2016. Director since 2004 (Director of ASA Limited South Africa from 1979 to 2004).

Principal occupations during past 5 years: Investment Banker and Senior Advisor from 2011 to 2015 and prior thereto was Managing Director of UBS Securities LLC.

Other Directorships held by Director: Director of Avocet Mining PLC from 1996 to 2014.

Mary Joan Hoene, (67)

Position held with the Company: Deputy Chairman (non-executive) since 2016. Director since 2014.

Principal occupations during past 5 years: Counsel, Carter Ledyard & Milburn LLP since 2010.

Other Directorships held by Director: None.

Gary Glynn (70)

Position held with the Company: Director since 2013. Chairman (non-executive) from 2014 to 2016.

Principal occupations during past 5 years: President and Chief Investment Officer of U.S. Steel and Carnegie Pension Fund, 1985-2011.

Other Directorships held by Director: Director of Taiwan Opportunities Fund Ltd. since 2012; Director of Trustee of Steelworkers Pension Trust from 2009 to 2011.

Bruce Hansen (59)

Position held with the Company: Director since 2014

Principal occupations during past 5 years: Chief Executive Officer, General Moly, Inc. since 2007.

Other Directorships held by Director: Director of Energy Fuels Inc. since 2006; Director of General Moly Inc. since 2007; Director and past Chairman (2011) of the Nevada Mining Association since 2010.

Other Officers

Jack Huntington (46)

Position held with the Company: Chief Compliance Officer since September 2015.

Principal occupations during past 5 years: Fund Chief Compliance Officer at Foreside Fund Officer Services, LLC since 2015; Senior Vice President and Counsel at Citi Fund Services from 2008 to 2015.

James Nash (36)

Position held with the Company: Corporate Secretary since March 2016 and Deputy Chief Compliance Officer since June 2016.

Principal occupations during past 5 years: Fund Chief Compliance Officer at Foreside Fund Officer Services, LLC since 2016; Regulatory Administration Advisor with JPMorgan Chase Bank, N.A. from 2014 to 2016; Product Analyst with Linedata Services, Inc. from 2011 to 2014.

Sara Heston (37)

Position held with the Company: Vice President Investments since December 2013; Analyst from January 2010 to December 2013.

David Lin (38)

Position held with the Company: Chief Financial Officer since December 2015; Controller from September 2014 to December 2015.

Other principal occupations during past 5 years: Director of Finance from 2012 to 2014 and Controller from 2008 to 2012 at White Oak Global Advisors, LLC; Chief Financial Officer at White Oak Merchant Partners, LLC from 2010 to 2014.

*	By reason of being an Officer of the Company

Other Information

Executive Office and Shareholder Services

ASA Gold and Precious Metals Limited
400 S. El Camino Real, Suite 710
San Mateo, CA 94402 U.S.A.
(800) 432-3378

Registered Office

Canon’s Court

22 Victoria Street

Hamilton HM 12, Bermuda

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Philadelphia, PA, U.S.A.

Counsel

Appleby, Hamilton, Bermuda

K&L Gates LLP, Washington, DC, U.S.A.

Custodian

JPMorgan Chase Bank, N.A.

New York, NY, U.S.A.

Fund Accountants

ALPS Alternative Investment Services, LLC

Miami, FL, U.S.A.

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170, College Station, TX, 77842-3170

(800) 317-4445

Website: www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valuation of net assets per share may be viewed on the Company’s website or may be requested from the Executive Office (800-432-3378). Shareholders are reminded to notify Computershare of any change of address.

Item 2.	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

	(b)	Not applicable.

(c)

During the period covered by this report, there was no amendment to the code of ethics referred to in paragraph (a) of this Item that apply to a covered person and relate to any element of such code set forth in paragraph (b) of this Item 2.

	(d)	During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in paragraph (a) of this Item.

	(e)	Not applicable.

	(f)	A copy of the registrant’s code of ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors determined that Bruce Hansen, Chairman of the registrant’s Audit and Ethics Committee, is an “audit committee financial expert” as defined in the instructions to Item 3 of Form N-CSR. Mr. Hansen is “independent” as defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for professional services rendered by the independent auditors for the audit of the registrant’s annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings for 2016 and 2015 were $50,000 and $50,000, respectively.

(b)

Audit-Related Fees – There were no fees billed for assurance and related services rendered by the independent auditors that were reasonably related to the performance of the audit or review of the registrant’s financial statements for 2016 and 2015.

(c)

Tax Fees – The aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning for 2016 and 2015 were $5,000 and $5,000, respectively. The figures for 2016 and 2015 include fees billed for U.S. tax advisory services.

(d)	All Other Fees – There were no non-audit fees not disclosed above that were billed for products and services provided by the independent auditors for 2016 and 2015.

(e)(1)

The Audit and Ethics Committee (“Committee”) of the registrant has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934 (“Exchange Act”) which are approved by the Committee prior to the completion of the audit. Any individual project that does not exceed $25,000 may be pre-approved by the Chairman of the Committee. Any such pre-approval by the Chairman of the Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level requires specific pre-approval by the Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service. The Committee has not established such policies and procedures.

(e)(2)	None of the services described in paragraphs (b) – (d) above were approved by the Audit and Ethics Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed by the independent auditors for non-audit services rendered to the registrant for 2016 and 2015 were $5,000 and $5,000, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)

The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are: Messrs. Bruce Hansen (Chairman), Gary Glynn, Robert Pilkington, Ms. Mary Joan Hoene.

(b) Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ASA Gold and Precious Metals Limited

Proxy Voting Policies and Procedures

The following is a statement of the proxy voting policies and procedures of ASA Gold and Precious Metals Limited (“ASA”).

Proxy Administration

ASA’s portfolio is primarily comprised of holdings in precious metals companies, and thus proxy voting will be done by ASA on proposals made by these issuing companies (“portfolio company” or “portfolio companies”).

ASA understands its proxy voting responsibilities and that proxy voting decisions may affect the long-term interests of its shareholders. ASA attempts to process every proxy vote it receives. However, voting proxies for shares of certain non- U.S. companies may involve significantly greater effort and cost than voting proxies for shares of U.S. companies. There may be situations where ASA may not or cannot vote a proxy. For example, ASA may receive proxy material too late to act upon or the cost of voting may outweigh the benefit of voting. In addition, ASA may not receive proxy materials when it holds depository receipts, (“ADRs”) as opposed to the underlying securities. Certain issuers do not instruct the holding banks to solicit proxies from depository receipt holders.

Authority and responsibility to vote proxies with respect to ASA’s portfolio securities has been delegated to the President and, in his absence or inability to act, the Chief Compliance Officer. In evaluating proxy proposals, the President (or the Chief Compliance Officer, when appropriate) may consider information from various sources, including the board of directors (“board”) of ASA presenting a proposal, as well as independent sources. The ultimate decision rests with the President (or Chief Compliance Officer, when appropriate), who is accountable to the Board of Directors of ASA.

General Principles

For the purposes of ASA, a “portfolio company” is defined as a company in which ASA holds securities or assets.

In voting proxies, ASA will act solely in the best economic interests of its shareholders with the goal of maximizing the value of ASA’s portfolio. These policies and procedures are designed to promote accountability of a portfolio company’s management and board to its shareholders and to align the interests of those portfolio companies and their management with those of shareholders.

These policies and procedures recognize that a portfolio company’s managers are entrusted with the day-to-day operations of the company, as well as longer- term strategic planning, subject to the oversight of that company’s board.

ASA believes that the quality and depth of a portfolio company’s management and its board is an important consideration in determining the desirability of an investment. Accordingly, the recommendations of the portfolio company’s board on many issues are given substantial weight in determining how to vote a proxy. However, each issue is considered on its own merits, and the position of the portfolio company’s board will not be supported whenever it is determined not to be in the best interests of ASA and its shareholders.

Specific Policies

A. Routine Matters

1.	Election of Directors. In general, ASA will vote in favor of the board’s director nominees if they are running unopposed. ASA believes that the board is in the best position to evaluate the qualifications of its directors and the needs of a particular board. Nevertheless, ASA will vote against, or withhold its vote for, any nominee whom it feels is not qualified or appears to lacks sufficient independence. When the board’s nominees are opposed in a proxy contest, ASA will evaluate which nominee’s publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbent.

2.	Ratification of Selection of Auditors. In general, ASA will rely on the judgment of the board in selecting the independent auditors. Nevertheless, ASA will examine the recommendation of the board in appropriate cases (e.g., where there has been a change in auditors based upon a disagreement on accounting matters).

3.	Stock Option and Other Equity Based Compensation Plan Proposals. ASA will generally approve the board’s recommendations with respect to the adoption or amendment of stock option plans and other equity based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

B. Acquisitions, Mergers, Reincorporations, Reorganizations and
    Other Transactions

Because voting on transactions such as acquisitions, mergers, reincorporations and reorganizations involve considerations unique to each transaction, ASA does not have a general policy in regard to voting on those transactions. ASA will vote on a case-by-case basis on each transaction.

C. Changes in Capital Structure

ASA evaluates proposed capital actions on a case-by-case basis and will generally defer to the business analysis of the portfolio company’s board in support of such actions. In cases where proposed capital actions support proxy defenses or act to reduce or limit shareholder rights, particular consideration will be given to all the effects of the action, and ASA’s vote will be made in a manner consistent with the objective of maximizing long-term shareholder value.

D. Anti-Takeover Proposals

In general, ASA will vote against any proposal which ASA believes would materially contribute to preventing a potential acquisition or takeover of the portfolio company, including proposals to:

• Stagger the board;

• Introduce cumulative voting;

• Introduce unequal voting rights;

• Create supermajority voting;

• Establish preemptive rights.

In general, ASA will vote in favor of any proposals to reverse the above.

E. Shareholder Proposals Involving Social, Moral or Ethical Matters

In general, ASA will vote in accordance with the recommendation of the portfolio company’s board on issues that primarily involve social, moral or ethical matters, although exceptions may be made in certain instances where ASA believes a proposal has substantial economic implications.

F. Conflicts of Interest

In view of the fact that ASA is internally managed and does not have an outside investment advisor, it is unlikely that conflicts of interest will arise in voting the proxies of ASA’s portfolio companies. ASA maintains a record of affiliated persons and ownership of more than ½ of 1% of any publicly traded companies of each director and officer of ASA, including the Chief Executive Officer, Chief Compliance Officer and Chief Financial Officer. The Chief Executive Officer is primarily responsible for voting the proxies of ASA’s portfolio companies. In the event that the Chief Executive Officer has a personal conflict of interest or is unable to vote, the proxy may be voted by the Chief Compliance Officer. In cases of a conflict of interest, a record shall be maintained confirming that ASA’s vote was made solely in the interests of ASA and without regard to any other consideration.

G. Recordkeeping

ASA uses ProxyEdge, a third party automated proxy voting service. Where appropriate, rationales for “No” votes cast by ASA will be supported by footnoted documentation on ProxyEdge. According to the Proxy Edge website, this service is a “suite of electronic voting services that help simplify the management of institutional proxies. The system manages the process of meeting notifications, voting, tracking, mailing, reporting, record maintenance and even vote disclosure rules enacted by the SEC.”

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, the information set forth below is as of November 30, 2016.

(a)(1)

As of the date of this filing, January 27, 2017, David J. Christensen, President and Chief Executive Officer of the registrant since February 2009, is responsible for the day-to-day management of the registrant’s portfolio. Mr. Christensen joined the registrant in 2007 as Vice President – Investments and served in that capacity until February 2009. He served as Vice President, Corporate Development of Gabriel Resources Ltd. from 2006 to 2008; was an independent financial consultant from 2003 to 2006; and was Director of Fundamental Equity Research for Credit Suisse First Boston from 2002 to 2003.

(2)

Mr. Christensen is not responsible for the day-to-day management of the portfolio of any other registered investment company, other pooled investment vehicle or other account, except his personal accounts or those of members of his family. Conflicts of interest could arise when a portfolio manager personally buys, holds or sells securities held or to be purchased or sold by the registrant. The registrant has codes of ethics and procedures designed to address potential conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(3)

Mr. Christensen’s compensation as Portfolio Manager consists of a fixed salary and a discretionary bonus, each as determined annually by the Board of Directors upon the recommendation of its Compensation Committee. In determining Mr. Christensen’s compensation, the Board of Directors and Compensation Committee consider his overall performance and his management responsibilities with the registrant, including those not related to the investment performance of the registrant’s portfolio. Investment performance is based on, among other things, relative performance to the Company’s benchmark, the FTSE Gold Mines Index. Mr. Christensen also receives reimbursement of medical insurance. The Company pays the premium for Mr. Christensen’s life insurance. In addition, under certain circumstances, Mr. Christensen may be entitled to compensation in the event that his services are terminated by the registrant.

	(4)	As of the date of this filing, January 27, 2016, Mr. Christensen beneficially owns common shares of registrant having a value in the range of $50,000-$100,000.

	(b)	Not applicable

Item 9.	Purchase of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs

December 2015–November 2016	—	—	—	—

Total	—(1)	—	—(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2) The Board reauthorized the Company’s share repurchase plan on June 17, 2011.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated January 27, 2017.

Item 11.	Controls and Procedures

(a)

The President and Chief Executive Officer and the Controller, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	The code of ethics that is the subject of disclosure under Item 2 above is attached hereto.

	(2)	The certification required by Rule 30a-2(a) under the 1940 Act is attached hereto.

	(3)	Not applicable.

(b)

The certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code is attached hereto. This certification is not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASA Gold and Precious Metals Limited

Date: January 27, 2017	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Date: January 27, 2017	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Date: January 27, 2017	By:	/s/ David Lin
David Lin
Chief Financial Officer
(Principal Financial Officer)